SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant To Section 13 or 15 (d) Of The
                         Securities Exchange Act of 1934


                                 August 6, 2004
                                 --------------
                DATE OF REPORT (Date of Earliest Event Reported)



                            HAMPSHIRE GROUP, LIMITED
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             (Exact Name of Registratnt As Sepcified In Its Charter)




              000-20201                          06-0967107
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        (Commission File Number)    (I.R.S. Employer Identification Number)


                  215 Commerce Boulevard,
                  Anderson, South Carolina          29625
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         (Address of Principal Executive Offices) (Zip Code)


                                 (864) 225-6232
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Hampshire Group, Limited on August 6, 2004.

ITEM 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On August 6, 2004, Hampshire Group, Limited issued a press release announcing financial results for the quarter ended July 3, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with the procedural guidance in SEC Release No. 33-8216, issued on March 27, 2003, the information in this Form 8-K and the Exhibit attached to this Form 8-K is being furnished under "Item 9. Regulation FD Disclosure"in satisfaction of the requirements of "Item 12. Results of Operations and Financial Condition. "This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless such information is specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HAMPSHIRE GROUP, LIMITED


Date: August 6, 2004                      By: /s/ Charles W. Clayton
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                                          Charles W. Clayton
                                          Chief Financial Officer
                                          (Principal Financial Officer)